Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Micron Enviro Systems, Inc. (the “Company”), on Form 10-QSB for the period ending March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-QSB”), I, Bernard McDougall, Chief Executive Officer of the Company, and I, Negar Towfigh, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Form 10-QSB fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 15 U.S.C. 78m or 78o(d)); and

2.

The information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

 /s/ Bernard McDougall

/s/ Negar Towfigh

___________________________

________________________

Bernard McDougall,

Negar Towfigh,

Chief Executive Officer

Chief Financial Officer

May 17, 2004

May 17, 2004